EXHIBIT 10.18

                    COMMON SHARE PURCHASE OPTION AGREEMENT

     THIS COMMON SHARE PURCHASE OPTION AGREEMENT ("Share Purchase Option Agreement") is made and entered as of this 10th day of February, 1997, by and between CORNERSTONE REALTY INCOME TRUST, INC. ("Cornerstone"), a Virginia corporation, and APPLE RESIDENTIAL TRUST, INC. ("Apple"), a Virginia corporation.

                                    RECITALS

     WHEREAS, Cornerstone has stated an intention to own, and has tendered to Apple an offer to purchase common shares of Apple ("Common Shares"), on the terms and conditions set forth herein. Apple is willing to give Cornerstone a right and option to purchase Common Shares on the terms and conditions and for the purchase price set forth in this Share Purchase Option Agreement.

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.   Terms of Subscription -- Agreement to Purchase and Sell Common Shares.

          (a) Option to Purchase Common Shares. Apple does hereby grant to Cornerstone a right to purchase at any time during the term of this Share Purchase Option Agreement and from time to time Common Shares subject to the aggregate subscription limitation set forth below.

          (b) Aggregate Subscription Limit. Cornerstone's aggregate holdings of Common Shares shall not at any time exceed 9.8% of the total number of Common Shares then outstanding (the "Aggregate Subscription Limit").

     2. Purchase Price. The number of Common Shares received by Cornerstone at each closing of any purchase of Common Shares hereunder shall be equal to the gross purchase price paid by Cornerstone at such closing divided by, the then current public offering price of Common Shares set forth on the Prospectus dated November 19, 1996, as supplemented and amended from time to time (the "Prospectus"), less all selling commissions and marketing expense allowances payable in accordance with the Prospectus, (such net price per Common Share, the "Purchase Price").

     3. Purchase Closings. At each closing of the acquisition of Common Shares hereunder,

          (a) Cornerstone shall pay to Apple, by wire transfer or by certified or bank cashier's check, an amount determined under section 2 above, subject to the aggregate amount not exceeding the Aggregate Subscription Limit; and

          (b) Apple shall issue to Cornerstone one or more certificates representing the whole number of issued and outstanding Common Shares equal to the quotient of (i) the gross amount paid by Cornerstone to Apple under
     Section 2 above divided by (ii) the Purchase Price determined under Section 2 above. Apple shall not be required to issue fractional Common Shares in connection with any purchase by Cornerstone and, in lieu thereof, Apple shall refund to Cornerstone the cash amount represented by the fractional share of Common Shares based upon the Purchase Price. In addition to the legends required by Apple's Articles of Incorporation, each certificate or instrument representing the Common Shares shall bear a legend in substantially the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO APPLE.

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          Such legend shall be removed by Apple upon (i) the U.S. Securities and
     Exchange Commission ("SEC") declaring effective a Registration Statement (as defined in Section 7 below) covering such Common Shares or (ii) delivery to it of an opinion of counsel reasonably satisfactory to Apple and its counsel that a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), other than a Registration Statement, is at the time effective with respect to the transfer of the legended security or that such security can be transferred without such registration statement being in effect and without the requirements of a legend on the certificate in the hands of the transferee.

     4. Term. Apple's obligations in connection with this Share Purchase Option Agreement shall terminate upon the termination of the public offering of Common Shares pursuant to the Registration Statement No. 333-10135 filed with the SEC, as it may be amended from time to time.

     5. Representations and Warranties of Cornerstone. Cornerstone hereby represents and warrants to Apple as follows:

          (a) The execution, delivery and performance of this Agreement by Cornerstone have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding obligation of Cornerstone, enforceable in accordance with its terms.

          (b) Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by Cornerstone will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or passage of time or both) constitute a default under, any agreement to which Cornerstone is a party, the certificate of incorporation or bylaws of Cornerstone, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which Cornerstone is a party or to which any of its properties or other assets is subject, or any applicable statute, judgment, decree, rule or regulation of any court or governmental agency or body applicable to Cornerstone or its assets, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Cornerstone.

          (c) No consent, license, permit or filing of or with any governmental authority or any person is required in connection with Cornerstone' execution, delivery and performance of this Share Purchase Option Agreement except as has been obtained by Cornerstone.

          (d) No finder, broker, agent, financial advisor or other intermediary has acted on behalf of Cornerstone in connection with the purchase of the Common Shares pursuant to this Share Purchase Option Agreement or the negotiation or consummation hereof.

          (e) It is familiar with the business and financial condition of Apple and is not relying upon any representations made to it by Apple or any of its officers, directors, employees, partners or agents that are not contained herein.

          (f) It is aware of the risks involved in making an investment in the Common Shares. It has had an opportunity to ask questions of, and to receive answers from, Apple, or a person or persons authorized to act on its behalf, concerning the terms and conditions of any investment in Apple. Cornerstone confirms that all documents, records and books pertaining to any investment in Apple that have been requested by it have been made available or delivered to it prior to the date hereof.

          (g) It understands that the Common Shares have not been registered under the Securities Act, or any state securities acts, and are being offered and sold to Cornerstone in reliance on an exemption from such registration requirements. The Common Shares for which Cornerstone hereby subscribes are being acquired solely for its own account, for investment, and are not being purchased with a view to, or for resale in connection with, any distribution, subdivision or fractionalization thereof in violation of such laws, and Cornerstone has no present intention to enter into any contract, undertaking, agreement or arrangement with respect to any such resale.

          (h) It is an "accredited investor" as that term is defined in Rule 501 and Regulation D promulgated under the Securities Act.

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          The foregoing  representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of each purchase of Common Shares pursuant to the terms of this Share Purchase Option Agreement, and shall survive such dates.

     6. Representations and Warranties of Apple. Apple hereby represents and warrants to Cornerstone as follows:

          (a) Apple has full legal right, power and authority to enter into this Share Purchase Option Agreement and the Registration Rights Agreement referred to in Section 7 hereof, and to consummate the transactions contemplated herein and therein. This Share Purchase Option Agreement has been, and the Registration Rights Agreement referred to in Section 7 hereof will be, duly authorized by all necessary corporate action, and each will constitute the valid and binding obligation of Apple, enforceable in accordance with their respective terms.

          (b) The Common Shares have been validly authorized and, when issued to Cornerstone, will be duly and validly issued, fully paid, nonassessable and free of preemptive or similar rights. Authorized and unissued Common Shares sufficient to satisfy Apple's obligation to issue such shares to Cornerstone shall at all times be reserved by Apple.

          (c) Assuming the accuracy of the representations of Cornerstone set forth in Section 5 hereof, (i) the Common Shares will have been issued, offered and sold to Cornerstone in compliance with all applicable laws (including, without limitation, federal and state securities laws) and (ii) each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of any Common Shares to Cornerstone, the execution, delivery and performance of this Agreement and the Registration Rights Agreement referred to in
     Section 7 hereof and the consummation by Apple of the transactions contemplated hereby and thereby has been made or obtained and is in full force and effect.

          (d) Neither the issuance, sale and delivery to Cornerstone by Apple of the Common Shares, nor the execution, delivery and performance of this Agreement and the Registration Rights Agreement referred to in Section 7 hereof, nor the consummation of the transactions contemplated hereby or thereby by Apple will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or passage of time or both) constitute a default under, any agreement to which Apple is a party, the certificate of incorporation, bylaws of Apple, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which Apple is a party or to which any of its properties or other assets is subject, or any applicable statute, judgment, decree, rule or regulation of any court or governmental agency or body applicable to Apple or its assets, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Apple.

          (e) No consent, license, permit or filing of or with any governmental authority or any person is required in connection with Apple's execution, delivery and performance of this Share Purchase Option Agreement except as has been obtained by Apple.

          (f) No finder, broker, agent, financial advisor or other intermediary has acted on behalf of Apple in connection with the purchase of the Common Shares pursuant to this Share Purchase Option Agreement or the negotiation or consummation hereof.

          The foregoing representations and warranties are true and accurate as of the date hereof, or such other date as of which they are deemed to be made, and shall be true and accurate as of the date of each purchase of Common Shares made hereunder, and shall survive such dates.

     7. Registration Rights. Prior to June 1, 1997, Apple shall enter into with Cornerstone a registration rights agreement ("Registration Rights Agreement") in form and substance agreeable to Cornerstone and Apple, providing, among other things, for the following with respect to Common Shares acquired by Cornerstone pursuant to this Share Purchase Option
     Agreement:

          (a) In the time periods and with the frequency described in Section 7(b) below, Apple shall file and use its best efforts to cause to become effective, registration statements under the Securities Act, and all necessary qualifications or registrations under the securities laws covering the resale by Cornerstone of Common Shares issued to Cornerstone hereunder (each, a "Registration Statement").

          (b) A Registration Statement shall be filed within 60 days after (i) the first anniversary of the first purchase of Common Shares of Cornerstone and (ii) each subsequent anniversary if Cornerstone has acquired Common Shares which are not covered by a Registration Statement.

          (c) Apple shall use its best efforts to maintain the effectiveness of each Registration Statement until the earlier of (i) such time as all of the Common Shares covered thereby have been issued to and sold by Cornerstone and (ii) such time as all of the Common Shares covered thereby may be resold by Cornerstone without restriction under the Securities Act.

          (d) During any consecutive three month period, Cornerstone shall be prohibited, unless Apple shall otherwise consent thereto in writing, from selling more than 25% of the outstanding Common Shares, whether pursuant to a Registration Statement or otherwise, except in an underwritten public offering in which the managing underwriter is one reasonably acceptable to Apple.

          (e) All expenses of such Registration Statement shall be borne by Apple, other than (i) any underwriting discounts or commissions or transfer taxes and (ii) the fees and expenses of all separate counsel for Cornerstone in excess of the reasonable fees and expenses of one separate counsel retained by Cornerstone to (A) review the Registration Statement as requested by Apple, (B) review or prepare information to be provided at Apple's request and (C) review documents and instruments to be executed by Cornerstone at the request of Apple.

          (f) (i) Cornerstone shall refrain from the sale of any Common Shares for one or more periods of not more than sixty (60) days following written notice from Apple that the relevant Registration Statement is not then current, due to the existence of material non-public information disclosure of which would materially adversely affect the business interests of Apple, and prior to Cornerstone' receipt from Apple of written notice that such Registration Statement is again current, provided that Cornerstone shall not be precluded from effecting sales pursuant to this clause (i) for more than ninety (90) days during any 360-day period.

               (ii) Following written notice from Apple that it has filed and caused to become effective a registration statement including an offering of Common Shares for sale by Apple to the public in an underwritten public offering, Cornerstone shall enter into agreements with the underwriters of such public offering, substantially in the same form and for the same time period as agreements entered into by the officers and directors of Apple, precluding the sale of Common Shares by Cornerstone for a period not to exceed one hundred eighty
          (180) days following such notice, provided that Cornerstone was given the opportunity to include its shares for sale in such public offering.

          (g) With respect to a Registration Statement, the following procedures shall apply:

               (i) Apple  will,  prior to  filing a  Registration  Statement  or prospectus or any amendment or supplement thereto, furnish to Cornerstone and counsel designated by Cornerstone, copies of such registration statement or prospectus as proposed to be filed, together with exhibits thereto, which documents will be subject to review by the foregoing, and thereafter furnish to Cornerstone, such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as
          Cornerstone may reasonably request in order to facilitate the disposition of the Common Shares covered by the Registration Statement.

               (ii) Apple will use its best efforts to register or qualify the Common Shares under such other securities or blue sky laws of such jurisdictions in the United States as Cornerstone reasonably requests; provided, that Apple will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

               (iii) Apple will immediately notify Cornerstone at any time when a prospectus included in a Registration Statement is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Common Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly make available to Cornerstone any such supplement or amendment.

               (iv) Apple will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

               (v) Apple shall promptly notify Cornerstone (A) when the prospectus or any prospectus supplement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has been declared effective, (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and
          (D) of the receipt by Apple of any notification with respect to the suspension of the qualification of the Common Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               (vi) Cornerstone and each officer, director and controlling person of Cornerstone shall be indemnified by Apple for all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue or alleged untrue statement or any omission or alleged omission in the then-current prospectus included in a Registration Statement, unless based upon information (if any) furnished to Apple by Cornerstone expressly for use in a Registration Statement in a writing signed by or on behalf of Cornerstone.

          (f) Apple and each officer, director and controlling person of Apple shall be indemnified by Cornerstone for all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue or alleged untrue statement or any omission or alleged omission in the then-current prospectus included in a Registration Statement, if based upon information (if any) furnished to Apple by Cornerstone expressly for use in a Registration Statement in a writing signed by or on behalf of Cornerstone.

          (g) Cornerstone agrees to promptly provide information or execute and deliver documents reasonably determined by Apple to be necessary to facilitate the preparation or filing of a Registration Statement.

     8.   Miscellaneous.

          (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid, or by Federal Express overnight mail, (A) to Cornerstone at 306 East Main Street, Richmond, Virginia 23219, Attention: Chief Financial Officer, and (B) to Apple at 306 East Main Street, Richmond, Virginia 23219, Attention:
     President.

          (b) NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL OF THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED THEREIN.

          (c) This Agreement (i) supersedes all other agreements or understandings, by and between Cornerstone and Apple, and (ii) constitutes the entire agreement between the parties hereto, in each case with respect to the subscription by Cornerstone for Common Shares of Apple. This Agreement may be amended only by an instrument in writing executed by all parties. Cornerstone may assign and transfer its rights and obligations hereunder, and the Common Shares it acquires, to any direct or indirect subsidiary thereof.

          (d) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

          (e) All terms used herein shall be deemed to include the masculine and the feminine and the singular and the plural as the context requires. Captions herein are for convenience of reference only and shall not alter or affect the meaning or construction of the paragraphs hereof to which they relate.

          (f) The parties hereto agree to take all actions, including the entering into of any documents, agreements or instruments, or amendments thereof, as may be necessary or appropriate to effectuate the intents and purposes hereof and consummate and make effective the transactions contemplated hereby.

          (g) This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Share Purchase Option Agreement on and as of the date first above written.


                                        CORNERSTONE REALTY INCOME TRUST, INC.,
                                         a Virginia corporation

                                        By:/s/ Glade M. Knight
                                           ------------------------------------
                                        Name:  Glade M. Knight
                                             ----------------------------------
                                        Title: Chairman
                                              ---------------------------------

                                        APPLE RESIDENTIAL INCOME TRUST, INC.,
                                         a Virginia corporation


                                        By:/s/ Glade M. Knight
                                           ------------------------------------
                                        Name:  Glade M. Knight
                                             ----------------------------------
                                        Title: Chairman
                                              ---------------------------------